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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 1996

                        SCIENTIFIC GAMES HOLDINGS CORP.
             (Exact name of Registrant as Specified in its Charter)




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         DELAWARE                       000-22298                58-1943521
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                          1500 BLUEGRASS LAKES PARKWAY
                           ALPHARETTA, GEORGIA 30201
                                 (770) 664-3700

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)




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ITEM 5. OTHER EVENTS


     On July 25, 1996, Scientific Games Holdings Corp. (the "Company") announced that it intends to repurchase up to 2.1 million shares of its currently outstanding common stock from time to time over the next twelve months in the open market. There were approximately 13,700,000 shares of the Company's common stock outstanding at July 25, 1996.

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EXHIBIT

99.1 Press Release regarding stock buy back program.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SCIENTIFIC GAMES HOLDINGS CORP.



Date: August 5, 1996                 By:     /s/ Cliff O. Bickell
                                        ---------------------------------
                                           Cliff O. Bickell
                                           Vice President, Treasurer and
                                           Chief Financial Officer